SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 22, 1998.
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                  Deutsche Financial Capital Securitization LLC
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               (Exact name of registrant as specified in charter)


     North Carolina              333-24351            56-2018645
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(State or other jurisdiction  (Commission           (IRS Employer
 of incorporation)            File Number)       Identification No.)

            7800 McCloud Road, Greensboro, North Carolina 27409-9634
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (910) 664-2400
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         (Former name or former address, if changed since last report.)


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      Item 5.     Other Events.

         On January 22, 1998, the Registrant expects to enter into an underwriting agreement with Credit Suisse First Boston Corporation and Deutsche Morgan Grenfell Inc. (the "Underwriters"), pursuant to which the Underwriters will agree to purchase and offer for sale to the public, $220,216,000 approximate aggregate initial principal amount of the Registrant's Senior/Subordinated Pass-Through Certificates, Series 1998-I, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M and Class B-1 (the "Offered Securities"). The Offered Securities are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-24351), and will be offered pursuant to a Prospectus, to be dated January 22, 1998, and a related Prospectus Supplement, to be dated January 22, 1998, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

         In connection with the offering of the Offered Securities, the Underwriters have prepared and disseminated to potential purchasers certain "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)," as such terms are defined in the No-Action response letters to Greenwood Trust Company, Discover Card Master Trust I (publicly available April 5, 1996), to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994) and the No-Action response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available, February 17,
      1995), respectively. In accordance with such No-Action Letter, the Registrant is filing herewith such Series Term Sheets, Computational Materials and/or Structural Terms Sheet(s) as Exhibit 99.1.

      Exhibits


        99.1 Copy of "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)" as provided by Credit Suisse First Boston Corporation and Deutsche Morgan Grenfell Inc.

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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



      January 22, 1998       DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC

                             By: DEUTSCHE FINANCIAL CAPITAL I CORP.
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                             By: /s/ Douglas R. Muir
                                 -------------------
                             Name: Doug R. Muir

                             Title:  Treasurer, Assistant Secretary
                             and Vice President

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                                INDEX TO EXHIBITS





                                                                            Page
                                                                            ----

      99.1 Copy of "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)"
         as provided by Credit Suisse First Boston
         Corporation and Deutsche Morgan Grenfell Inc.......................

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